SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☑ Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☑	Definitive additional materials
☐	Soliciting material pursuant § 240.14a-12
LodgeNet Interactive Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of filing fee (Check the appropriate box):

☑	No fee is required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 13, 2009

LODGENET INTERACTIVE CORPORATION

LODGENET INTERACTIVE CORPORATION
3900 W. INNOVATION STREET
SIOUX FALLS, SD 57107-7002

Meeting Information

Meeting Type:		Annual

For holders as of:		3/20/09

Date:	5/13/2009	Time: 9:00 a.m. CDT

Location:	LodgeNet Interactive Corporation 3900 W. Innovation Street Sioux Falls, SD 57107
You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. 1.This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. 2.The notice and proxy statement are available at www.proxyvote.com. 3. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 29, 2009 to facilitate timely delivery.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M11220

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          FORM 10-K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents or documents related to the company’s future stockholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*
If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before 4/29/09.
— How To Vote —
 Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Directions to attend the annual meeting can be found on the company’s website: www.lodgenet.com
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
M11221

Voting Items
The Board of Directors recommends a vote “FOR” all nominees listed and “FOR” Proposals 2 and 3.

1.	Election of Directors

Nominees: 01) Marty Abbott 02) R. Douglas Bradbury 03) John E. Haire

2.
Amendment of the 2003 Stock Option and Incentive Plan. To approve an amendment to increase the number of shares authorized for issuance under the 2003 Stock Option and Incentive Plan by 1,100,000 shares.

3.
Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

4.	Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

M11222